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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 23, 2003
                        (Date of earliest event reported)


                             NORTEL NETWORKS LIMITED
             (Exact name of registrant as specified in its charter)


         CANADA                        000-30758                62-12-62580
(State or other jurisdiction          (Commission              (IRS employer
      of incorporation)               file number)           identification no.)

                           8200 Dixie Road, Suite 100
                        Brampton, Ontario, Canada L6T 5P6
                                 (905) 863-0000

 (Address and telephone number of the registrant's principal executive offices)

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                             NORTEL NETWORKS LIMITED
                           CURRENT REPORT ON FORM 8-K

Item 7.  Exhibits.

Exhibit Number      Description of Document
--------------      -----------------------

99.1 Press release issued by Nortel Networks Corporation on January 23, 2003, filed solely for purposes of incorporation by reference into Item 9 herein. See paragraph 2 of Item 9 below.


Item 9.  Regulation FD Disclosure.

On January 23, 2003, Nortel Networks Corporation issued a press release concerning its financial results for the fourth quarter of 2002 and for the full year 2002. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.

Nortel Networks Corporation owns all of the Registrant's common shares and the Registrant is Nortel Networks Corporation's principal direct operating subsidiary.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTEL NETWORKS LIMITED


                                       By: /s/ DEBORAH J. NOBLE
                                           -------------------------------------
                                           Deborah J. Noble
                                           Corporate Secretary


                                       By: /s/ BLAIR F. MORRISON
                                           -------------------------------------
                                           Blair F. Morrison
                                           Assistant Secretary

Date:  January 23, 2003

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                                INDEX TO EXHIBITS

Exhibit Number      Description of Document
--------------      -----------------------
99.1                Press release issued by Nortel Networks Corporation on
                    January 23, 2003, filed solely for purposes of incorporation by reference into Item 9 herein.